UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 31, 1994


                   Sears Credit Account Trust 1991 D
              (Exact name of registrant as specified in charter)


Illinois                        33-42664-01            Not Applicable
(State of                       (Commission            (IRS Employer
Organization)                   File Number)         Identification No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
 (Address of principal executive offices)               (Zip Code)



Registrant's Telephone Number, including area code: (302) 888-3176



Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.   Other Events

          On January 31, 1994, Sears Credit Account Trust 1989E (the "Trust"), by Continental Bank, National Association, as Trustee (the "Trustee"), Sears, Roebuck and Co. and Sears Receivables Financing Group, Inc. entered into a supplemental pooling and servicing agreement to amend the Pooling and Servicing Agreement establishing the Trust. The foregoing actions were taken to conform the Pooling and Servicing Agreement to the current standards. Each of Duff & Phelps, Moody's Investors Service and Standard & Poor's has confirmed the credit rating of the Investor Certificates.


Item 7.   Financial Statements and Exhibits


   4.     Supplemental Pooling and Servicing Agreement

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Sears Credit Account Trust 1991 D
                                          (Registrant)


                        By:   Sears Receivables Financing Group, Inc.
                                    (Originator of the Trust)



Date: January 31, 1994              By:   /S/ Alice M. Peterson
                                          Alice M. Peterson
                                          President and Chief Executive Officer

                                 EXHIBIT INDEX





                                                  Page number
                                                  in sequential
Exhibit No.                                       number system


    4.     Supplemental Pooling and Servicing           5
           Agreement dated January 31, 1994.

                                                   Exhibit 4



                         SEARS, ROEBUCK AND CO.
                                Servicer


                            SEARS RECEIVABLES
                          FINANCING GROUP, INC.
                                 Seller


                                   and


                            CONTINENTAL BANK,
                          NATIONAL ASSOCIATION
                                 Trustee


                   on behalf of the Certificateholders


              SUPPLEMENTAL POOLING AND SERVICING AGREEMENT
                      Dated as of January 31, 1994


                                amending


                     POOLING AND SERVICING AGREEMENT
                     Dated as of September 15, 1991
                       __________________________

                    SEARS CREDIT ACCOUNT TRUST 1991 D

                          7.75% CREDIT ACCOUNT
                        PASS-THROUGH CERTIFICATES


                                RECITALS

             WHEREAS, the parties hereto entered into that certain Pooling and Servicing Agreement, dated as of September 15, 1991, (the "Existing Agreement"), among Sears, Roebuck and Co., as Servicer ("Sears"), Sears Receivables Financing Group, Inc., as Seller ("SRFG") and Continental Bank, National Association, as Trustee (the "Trustee");

    WHEREAS, the parties desire to effect certain amendments to the Existing Agreement pursuant to Section 13.01 thereof.

                                AGREEMENT

      NOW, THEREFORE, THIS SUPPLEMENTAL AGREEMENT WITNESSETH that, for and in consideration of the above premises, Sears and SRFG agree with the Trustee as follows:

I.    Definitions - In General

            Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Existing Agreement.

II.   Amendments to Section 4.03

            Section 2.01. Amendment to Section 4.03. The following paragraph is inserted immediately following Section 4.03(f) of the Existing Agreement:

(g) For any Due Period for which Collections have been deposited in the Collections Account by the Servicer on a daily basis pursuant to
Section 4.03(b), notwithstanding the other provisions of this Section
4.03, the allocations of Collections pursuant to the provisions of
Section 4.03(c), Section 4.03(d) and Section 4.03(e) shall be deemed to be made on the date the Servicer delivers the Monthly Investor
Certificateholders' Statement and the Monthly Servicer Certificate to the Trustee. The Trustee is hereby authorized, upon receipt of the Monthly Investor Certificateholders' Statement, the Monthly Servicer
Certificate and written instructions from the Servicer, to transfer immediately to the Seller and/or the Servicer any funds in the Collections Account that would otherwise be paid to the Seller and the Servicer on the Distribution Date related to such Due Period; provided that the Trustee shall only transfer such funds to the extent available from cash on deposit (including cash proceeds from Permitted Investments maturing on or prior to such date).


III.  Miscellaneous

            Section 3.01. Counterparts. This Supplemental Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

            Section 3.02. Governing Law. This Supplemental Agreement shall be construed in accordance with the internal laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, SRFG, Sears and the Trustee have caused this Supplemental Agreement to be duly executed by their respective officers as of January 31, 1994.

                              SEARS RECEIVABLES FINANCING GROUP, INC.
                                as Seller



                              By:/S/ George F. Slook
                                 Name:  George F. Slook
                                 Title:  Vice President and Treasurer


                              SEARS, ROEBUCK AND CO.
                                as Servicer



                              By:/S/ Alice M. Peterson
                                 Name:  Alice M. Peterson
                                 Title: Vice President and Treasurer


                              CONTINENTAL BANK, NATIONAL ASSOCIATION
                                as Trustee



                              By:/S/ Greg Jordan
                                 Name:  Greg Jordan
                                 Title:  Vice President